UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934
_________________________

Date of Report (Date of earliest event reported): May 25, 2017

WORLD FUEL SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	1-9533 (Commission File Number)	59-2459427 (I.R.S. Employer Identification No.)
9800 N.W. 41st Street Miami, FL (Address of principal executive offices)		33178 (Zip Code)
Registrant’s telephone number, including area code: (305) 428-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07.  Submission of Matters to a Vote of Security Holders

On May 25, 2017, World Fuel Services Corporation (the “Company”) held its annual meeting of shareholders. The matters voted upon and the results of the vote were as follows:

Proposal 1: Election of Directors

The shareholders elected all of the Company’s nominees for director for one-year terms expiring on the date of the annual meeting in 2018 or until their successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael J. Kasbar	55,929,405	2,286,761	5,506,554
Ken Bakshi	53,607,359	4,608,807	5,506,554
Jorge L. Benitez	57,163,144	1,053,022	5,506,554
Richard A. Kassar	42,171,540	16,044,626	5,506,554
John L. Manley	57,181,410	1,034,756	5,506,554
J. Thomas Presby	55,901,217	2,314,949	5,506,554
Stephen K. Roddenberry	56,916,865	1,299,301	5,506,554
Paul H. Stebbins	56,550,221	1,665,945	5,506,554

Proposal 2: Non-Binding, Advisory Vote on Executive Compensation

The shareholders approved, by a non-binding, advisory vote, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,109,576	1,982,400	124,190	5,506,554

Proposal 3: Non-Binding, Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The shareholders recommended, by a non-binding, advisory vote, the frequency of future advisory votes on executive compensation of every one (1) year.

Votes for 1 Year	Votes for 2 Years	Votes for 3 Years	Abstentions
49,928,919	34,851	8,152,740	99,656

Based upon the results of the advisory vote on the frequency of future advisory votes on executive compensation set forth above, and consistent with its recommendation, the Company’s board of directors has determined that future advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next required vote on the frequency of such votes.

Proposal 4: Ratification of Appointment of Independent Registered Certified Public Accounting Firm

The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the 2017 fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,180,140	500,974	41,606	-

Item 7.01.     Regulation FD Disclosure

The Company announced today that its board of directors has declared a quarterly cash dividend of $0.06 per share payable on July 7, 2017 to shareholders of record on June 9, 2017. A copy of the press release is attached hereto as Exhibit 99.1.

This information and the information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing.

Item 9.01.     Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.    Description

99.1	Press Release, dated May 25, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 25, 2017    World Fuel Services Corporation

/s/ R. Alexander Lake
R. Alexander Lake
Executive Vice President, Chief Legal Officer and
Corporate Secretary

EXHIBIT INDEX

Exhibit            Description

99.1	Press Release, dated May 25, 2017.

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